SCHEDULE 14A
                    Information Required in Proxy Statement
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant                                           / X /
Filed by a Party other than the Registrant                        /   /
Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                        OPPENHEIMER EQUITY INCOME FUND
-----------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            KATHERINE P. FELD, ESQ.
-----------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
      14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.
/ /   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
-----------------------------------------------------------------
(1)   Title of each class of securities to which transaction
applies:
-----------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------
(3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
-----------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
(5)   Total fee paid:
-----------------------------------------------------------------
/X/   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
-----------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------
(3)   Filing Party:  Katherine P. Feld
-----------------------------------------------------------------
(4)   Date Filed: 4/21/97

[Bridget Macaskill Letterhead]


                                    May, 1997



Dear Oppenheimer Equity Income Fund Shareholder:

      We have scheduled a shareholder meeting in June for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your vote is very important because these decisions can affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

      After  consideration,   the  Board  of  Trustees,  which  represents  your
interests in the day-to-day management of the Fund, recommends approval of the following items:

     |_| Election of Trustees. There are eleven Trustees up for reelection in June. You will find detailed information on the Trustees in the enclosed proxy statement.

      |_| Ratification of Auditors. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

      |_| Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change certain of the Fund's fundamental investment policies. These proposed changes would give the Fund further investment flexibility.

      |_| Approval of the current Investment Advisory Agreement. The Fund's Investment Advisory Agreement establishes the Manager's responsibility for day-to-day management of the Fund, including managing the Fund's investments, adherence to investment policies and arranging for the purchase and sale of securities. The Agreement also requires the Manager to maintain effective administration and recordkeeping for the Fund.

      |_| Changes in Distribution and Service Plan for Class B Shares (Class B Shareholders Only). Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry. Any distribution costs in excess of that rate will be the responsibility of the distributor. This proposed Class B 12b-1 Plan is the same as the current Class C 12b-1 Plan, discussed below.

      |_| Approval of current Distribution and Service Plan for Class C Shares (Class C Shareholders Only). You are asked to approve the Fund's current Class B 12b-1 Distribution and Service Plan. The Fund's current Class C 12b-1 plan was initially approved by the Manager as the sole initial shareholder of the Fund's Class C shares, and is now being submitted to all shareholders for approval.

      Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525- 7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,


                                          [Bridget Macaskill signature]


Enclosures

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class A Shares                  Be Held June 25, 1997

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class A Shares                  Be Held June 25, 1997

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, George C. Bowen,        of all nominees for Trustee and FOR
Rendle Myer and Scott Farrar,          each proposal on the reverse side.
and each of them, as attorneys-in      The shares represented hereby
fact and proxies of the undersigned,   will be voted as indicated on the
with full power of substitution, to    reverse side or FOR if no choice
attend the Meeting of Shareholders     is indicated.
of the Fund to be held June 25,  1997,
at 6803  South  Tucson  Way,  Englewood,
Colorado 80112 at 11:00 A.M., Denver
time, and at all adjournments  thereof,
and to vote the shares  held in the name
of the  undersigned  on the record date for
said meeting for the election of Trustees
and on the proposals  specified on the
reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.
                                                                          OVER
                                                                           300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class A Shares         June 25, 1997

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot (this
                              card) in the enclosed postage-paid envelope today,
                               no matter how many shares you own. A majority of
                              the Fund's shares must be represented in person or
                               by proxy. Please vote your proxy so your Fund can
                                avoid the expense of another mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        H) R. Kirchner     1.// For all nominees
   of Trustees   B) W. Baker       I) B. Macaskill    listed except as marked
                 C) C. Conrad      J) N Steel         to the contrary at left.
                 D) J. Fossel      K) J. Swain        Instruction: To withhold
                 E) S. Freedman                       authority to vote for
                 F) R. Kalinowski                     any individual nominees,
                 G)C.H. Kast                          line out that nominee's
                                                      name at left.
                                                      // Withhold authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection       2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of changes to the      3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
   / / Real Estate Investment Trusts
   / / Investments in Other Investment Companies
   / / Commodities
   / / Hedging
   / / Borrowing
   / / Underwriting
4. Approval of the current             4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                          OVER
                        Dated:                         , 1997
                        -------------------------------------
                        (Month)        (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.             300


proxy\300bal.a

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class B Shares                  Be Held June 25, 1997

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class B Shares                  Be Held June 25, 1997

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, George C. Bowen,        of all nominees for Trustee and FOR
Rendle Myer and Scott Farrar,          each proposal on the reverse side.
and each of them, as attorneys-in      The shares represented hereby
fact and proxies of the undersigned,   will be voted as indicated on the
with full power of substitution, to    reverse side or FOR if no choice
attend the Meeting of Shareholders     is indicated.
of the Fund to be held June 25,  1997,
at 6803  South  Tucson  Way,  Englewood,
Colorado 80112 at 11:00 A.M., Denver time,
and at all adjournments  thereof, and
to vote the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of Trustees
and on the proposals  specified on the
reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.
                                                                          OVER
                                                                           300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class B Shares         June 25, 1997

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot (this
                              card) in the enclosed postage-paid envelope today,
                               no matter how many shares you own. A majority of
                              the Fund's shares must be represented in person or
                               by proxy. Please vote your proxy so your Fund can
                                avoid the expense of another mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        H) R. Kirchner     1.// For all nominees
   of Trustees   B) W. Baker       I) B. Macaskill    listed except as marked
                 C) C. Conrad      J) N Steel         to the contrary at left.
                 D) J. Fossel      K) J. Swain        Instruction: To withhold
                 E) S. Freedman                       authority to vote for
                 F) R. Kalinowski                     any individual nominees,
                 G)C.H. Kast                          line out that nominee's
                                                      name at left.
                                                      // Withhold authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection       2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of changes to the      3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
   / / Real Estate Investment Trusts
   / / Investments in Other Investment Companies
   / / Commodities
   / / Hedging
   / / Borrowing
   / / Underwriting
4. Approval of the current             4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)
5. Approval of the Fund's Class B      5./ /For  / /Against  / /Abstain
   12b-1 Distribution and Service
   Plan (Proposal No. 4)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                          OVER
                        Dated:                         , 1997
                        -------------------------------------
                                 (Month)            (Day)
                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.             300
proxy\300bal.b

Oppenheimer Equity Income              Proxy for Shareholders Meeting To
Fund - Class C Shares                  Be Held June 25, 1997

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                 Please detach at perforation before mailing.

Oppenheimer Equity Income              Proxy For Shareholders Meeting To
Fund - Class C Shares                  Be Held June 25, 1997

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Equity Income Fund         Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, George C. Bowen,        of all nominees for Trustee and FOR
Rendle Myer and Scott Farrar,          each proposal on the reverse side.
and each of them, as attorneys-in      The shares represented hereby
fact and proxies of the undersigned,   will be voted as indicated on the
with full power of substitution, to    reverse side or FOR if no choice
attend the Meeting of Shareholders     is indicated.
of the Fund to be held June 25,  1997,
at 6803  South  Tucson  Way,  Englewood,
Colorado 80112 at 11:00 A.M., Denver time,
and at all adjournments  thereof, and
to vote the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of Trustees
and on the proposals  specified on the
reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.
                                                                          OVER
                                                                           300

Oppenheimer Equity Income     Proxy for Shareholders Meeting to be held
Fund - Class C Shares         June 25, 1997

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please vote, sign and mail your proxy ballot (this
                              card) in the enclosed postage-paid envelope today,
                               no matter how many shares you own. A majority of
                              the Fund's shares must be represented in person or
                               by proxy. Please vote your proxy so your Fund can
                                avoid the expense of another mailing.

                 Please detach at perforation before mailing.

1. Election of   A) R. Avis        H) R. Kirchner     1.// For all nominees
   of Trustees   B) W. Baker       I) B. Macaskill    listed except as marked
                 C) C. Conrad      J) N Steel         to the contrary at left.
                 D) J. Fossel      K) J. Swain        Instruction: To withhold
                 E) S. Freedman                       authority to vote for
                 F) R. Kalinowski                     any individual nominees,
                 G)C.H. Kast                          line out that nominee's
                                                      name at left.
                                                      // Withhold authority to
                                                      vote for all nominees
                                                      listed at left.
2. Ratification of selection       2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)
3. Approval of changes to the      3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
   / / Real Estate Investment Trusts
   / / Investments in Other Investment Companies
   / / Commodities
   / / Hedging
   / / Borrowing
   / / Underwriting
4. Approval of the current             4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)
5. Approval of the Fund's Class C      5./ /For  / /Against  / /Abstain
   12b-1 Distribution and Service
   Plan (Proposal No. 5)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                                                          OVER
                        Dated:                         , 1997
                        -------------------------------------
                                 (Month)            (Day)
                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------
                        Please read both sides of this ballot.             300
proxy\300bal.c

                        OPPENHEIMER EQUITY INCOME FUND

               6803 South Tucson Way, Englewood, Colorado 80112

                 Notice Of Meeting Of Shareholders To Be Held

                                 June 25, 1997

To The  Shareholders of Oppenheimer Equity Income Fund:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Equity Income Fund (the "Fund") will be held at 6803 South Tucson Way, Englewood,
Colorado, 80112, at 11:00 A.M., Denver time, on June 25, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

Class A  Class B  Class C
Shares   Shares   Shares

    X        X        X     (a) To  elect  eleven  Trustees  to hold  office
                            until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are elected and shall qualify;

    X        X        X     (b) To ratify the  selection of Deloitte & Touche
                            LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning September 1, 1996 (Proposal No. 1);

    X        X        X     (c) To approve changes to certain of the Fund's
                            fundamental  investment policies (Proposal No. 2);

    X        X        X     (d) To approve the current Investment Advisory
                            Agreement between the Fund and OppenheimerFunds, Inc. (the "Manager") (Proposal No. 3);

             X (e) To approve the Fund's Class B 12b-1 Distribution and Service Plan (only shareholders of Class B shares vote on this proposal) (Proposal No. 4);

                       X (f) To approve the Fund's Class C 12b-1 Distribution and Service Plan (only shareholders of Class C shares vote on this proposal) (Proposal No. 5); and

    X                       X X (g)  To  transact  such  other  business  as may
                            properly   come   before   the   meeting,   or   any
                            adjournments thereof.

Shareholders of record at the close of business on April 2, 1997, are entitled to notice of and to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary

May 1, 1997
----------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                        OPPENHEIMER EQUITY INCOME FUND
               6803 South Tucson Way, Englewood, Colorado 80112

                                PROXY STATEMENT

                            Meeting of Shareholders
                           To Be Held June 25, 1997

This statement is furnished to the shareholders of Oppenheimer Equity Income Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 11:00 A.M., Denver time, on June 25, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 1, 1997. For a free copy of the Fund's annual report for its most recent fiscal year ended August 31, 1996, or semi-annual report for the six months ended February 28, 1997, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received ("broker non-votes"), the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or other means; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of April 2, 1997, the record date, there were approximately 222,569,054 shares of the Fund issued and outstanding, consisting of approximately 192,440,531 Class A shares, 27,830,928 Class B shares and 2,297,595 Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of April 2, 1997, no shareholder was known by management of the Fund to be the record or beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares.

                             ELECTION OF TRUSTEES

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. Each nominee has agreed to be named and to serve. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (which together with the Fund, comprise the "Denver-based Oppenheimer funds"), except that Mr. Fossel and Ms. Macaskill are not trustees of Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds and Oppenheimer Integrity Funds and Mr. Fossel is not a trustee of Centennial New York Tax Exempt Trust or a managing general partner of Centennial America Fund, L.P. Ms. Macaskill is the President, and Mr.
Swain is the Chairman and CEO, of all the Denver Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the

Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. Mr. Fossel may also be considered an "interested person" of the Fund or the Manager. Please see the section entitled "The Manager, the Distributor and the Transfer Agent" under Proposal No. 3 for more information. The year given below indicates when the nominee first became a Trustee or Director of any of the Denver-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of April 2, 1997, the Trustees and officers of the Fund as a group owned 42,288.256 Class A shares of the Fund in the aggregate (including 6,415.494 shares owned by Mr. Steel's spouse, of which he disclaims beneficial ownership), which is less than 1% of the outstanding shares of that class. None of the Trustees or officers owned any Class B or Class C shares of the Fund.

                                                               Class A Shares
                                                               Beneficially
Name And               Business Experience                     Owned as of
Other Information      During the Past Five Years              April 2, 1997
-----------------      --------------------------              -------------

Robert G. Avis*        Vice Chairman of A.G. Edwards & Sons,   -0-
first became a         Inc. (a broker-dealer) and A.G. Edwards,
Trustee in 1993.       Inc. (its parent holding company);
Age:  65               Chairman of A.G.E. Asset Management and
                       A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker       Management Consultant.                  -0-
first became a
Trustee in 1966.
Age:  82

Charles Conrad, Jr.    Chairman and Chief Executive Officer    1,978.902
first became a         of Universal Space Lines, Inc. (a
Trustee in 1970.       space services management company);
Age:  66               formerly Vice President of McDonnell
                       Douglas Space Systems Co. and associated with the National Aeronautics and Space
                       Administration.

--------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.

                                                               Class A Shares
                                                               Beneficially
Name And               Business Experience                     Owned as of
Other Information      During the Past Five Years              April 2, 1997
-----------------      --------------------------              -------------

Jon S. Fossel*         Member of the Board of Governors of the -0-
first became a         Investment Company Institute (a national
Trustee in 1990.       trade association of investment  companies),
Age:  54               Chairman of the Investment Company Institute
                       Education Foundation; formerly Chairman
                       and a director of the Manager, President and a director of Oppenheimer Acquisition Corp.
                       ("OAC"), the Manager's parent holding
                       company, and formerly a director of
                       Shareholder Services, Inc. ("SSI") and
                       Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

Sam Freedman           Formerly Chairman and Chief Executive   -0-
first become a         Officer of OppenheimerFunds Services,
Trustee in 1996.       a division of the Manager which is a
Age 56                 transfer agent; formerly Chairman, Chief
                       Executive  Officer  and a  director  of SSI & SFSI,  Vice
                       President and director of OAC, and a director of the Manager.

Raymond J. Kalinowski  Director of Wave Technologies Internatio17,895.389
first became a         Inc. (a computer products training company);
Trustee in 1988.       formerly Vice Chairman and a director of
Age:  67               A.G. Edwards, Inc., parent holding company
                       of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast         Formerly Managing Partner of Deloitte,  -0-
first became a         Haskins & Sells (an accounting firm).
Trustee in 1988.
Age:  75

Robert M. Kirchner     President of The Kirchner Company       7,725.280
first became a Trustee (management consultants).
in 1963.
Age: 75
--------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.

                                                               Class A Shares
                                                               Beneficially
Name And               Business Experience                     Owned as of
Other Information      During the Past Five Years              April 2, 1997
-----------------      --------------------------              -------------

Bridget A. Macaskill*  President, Chief Executive Officer and a-0-
first become a         a Director of the Manager and HarbourView
Trustee in 1995.       Asset Management Corporation
Age:  48               ("HarbourView"), an investment adviser
                       subsidiary of the Manager; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer
                       Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset
                       Management, Inc.; formerly Executive Vice President of the Manager.

Ned M. Steel           Chartered Property and Casualty Underwri8,746.349**
first became a         a director of Visiting Nurse Corporation of
Trustee in 1963.       Colorado; formerly Senior Vice President
Age:  81               and a director of Van Gilder Insurance Corp.
                       (insurance brokers).

James C. Swain*        Vice Chairman of the Manager; formerly a-0-
first became a         director of the Manager, President and a
Trustee in 1969.       director of Centennial Asset Management
Age:  63               Corporation ("Centennial"), an investment
                       adviser subsidiary of the Manager, and
                       Chairman of the Board of SSI.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal period ended June 30, 1996. The Fund has changed its fiscal
--------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.

**6,415.494 of these shares are owned by Mr. Steel's spouse, of which he disclaims beneficial ownership.

year from June 30 to August 31,during which period the Board met once. Each of the Trustees was present for at least 75% of the meetings held of the Board (except Mr. Freedman who was appointed a Trustee on June 27, 1996 and attended the Board meeting during the remainder of the Fund's fiscal year ended August 31, 1996) and of all committees on which that Trustee served.

The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund; (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met six times during the fiscal period ended June 30, 1996. The Board of Trustees does not have a standing nominating or compensation committee.

o Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The remaining Trustees of the Fund (excluding Mr. Fossel) received the compensation shown below from the Fund during its fiscal year ended June 30, 1996, and during the period from July 1, 1996 to August 31, 1996, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Trustee, Director or Managing General Partner. Mr. Freedman became a Trustee on June 27, 1996. Mr. Fossel received no payments from the Fund during any period noted below. Compensation is paid for services in the positions listed beneath their names:

                           Aggregate        Aggregate
                           Compensation     Compensation    Total Compensation
                           From the Fund    From the Fund   From All
                           Fiscal Year      Fiscal Period   Denver-based
Name and Position          Ended 6/30/96    Ended 8/31/96   Oppenheimer funds1

Robert G. Avis             $7,926           $1,348             $53,000
  Trustee

William A. Baker           $10,955          $1,862             $73,255
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.        $9,618           $1,635             $64,309
  Audit and Review
  Committee Member
  and Trustee

Sam Freedman               $
  Trustee

Raymond J. Kalinowski      $9,721           $1,653             $65,000
  Risk Management
  Oversight Committee
  member and Trustee

C. Howard Kast             $9,721           $1,653             $65,000
  Risk Management
  Oversight Committee
  member and Trustee

Robert M. Kirchner         $10,213          $1,736             $68,292
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel               $7,927           $1,347             $53,000
  Trustee
----------------------

1For the 1996 calendar year during which the Denver-based funds listed in the first paragraph of this section included Panorama Series Fund, Inc., which became an Oppenheimer fund in March of 1996.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

John P. Doney, Vice President and Portfolio Manager; Age: 67
Two World Trade Center, New York, New York 10048-0203
Vice  President  of the  Manager;  formerly  Senior  Vice  President  and  Chief
Investment Officer- Equities of National Securities & Research Corporation (mutual fund investment adviser) and Vice President of the National affiliated investment companies.

Andrew J. Donohue, Vice President and Secretary; Age 46.
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial Asset Management Corporation ("Centennial") Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, General Counsel and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 60.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.
and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48.
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 38.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 31.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held June 27, 1996, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the ensuing fiscal year. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser and also serves as auditors for the Manager and certain of its affiliates. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

                     APPROVAL OF CHANGES TO CERTAIN OF THE
                    FUND'S FUNDAMENTAL INVESTMENT POLICIES
                               (Proposal No. 2)

The Manager proposes that certain of the Fund's fundamental investment policies be changed, as described below, to give the Fund further investment flexibility. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described below under "Vote Required." Non-fundamental investment policies may be changed by the Manager in consultation with and approval by the Board of Trustees without the expense and delay of seeking shareholder approval. A vote in favor of this Proposal shall be a vote in favor of all proposed investment policy changes described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect these changes.

At a meeting held February 25, 1997, the Fund's Board of Trustees, including a majority of its independent Trustees, determined that the best interests of the Fund would be served by allowing the Fund greater investment flexibility, as set forth in these proposed investment policy changes, in response to market or regulatory developments.

o Real Estate Investment Trusts. As a matter of fundamental policy, "The Fund cannot buy or sell real estate or interests in real estate investment trusts." The Manager proposes that this fundamental policy be replaced, subject to shareholder approval, with the following fundamental policy, thereby removing the prohibition on investing in real estate investment trusts ("REITs"):

      o The Fund cannot invest in real estate or in interests in real estate, but may purchase securities of issuers holding real estate or interests therein.

This new policy on investments in real estate must be fundamental, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act of 1940. Securities of companies holding real estate or interests therein, including REITs and real estate limited partnerships, seek to earn profits for investors by managing income-producing real estate or lending money to developers. Assets are generally managed by one or more trustees (in the case of a REIT) or general partners (in the case of a real estate limited partnership) who control acquisitions and investments. There are special risks associated with these types of investments. The value of the Fund's investments in REITs or real estate limited partnerships will be affected by changes in the values of the underlying real estate investments as well as changes in interest rates. At times, the real estate market can be volatile and prices can change substantially. These risks may affect the Fund's net asset values per share.

o  Investments  in  Other  Investment  Companies.  Currently,  as  a  matter  of fundamental policy, the Fund cannot buy securities of other investment companies, except in connection with a merger or consolidation. The Manager proposes that this fundamental policy be eliminated.

Until the recent enactment of the National Securities Markets Improvement Act of 1996 (the "Securities Markets Improvement Act"), the ability of investment companies to invest in other investment companies had been significantly limited. With the passage of the Securities Markets

Improvement Act, the ability to invest in other investment companies has been greatly expanded and the Securities and Exchange Commission has been granted broad exemptive authority to permit other arrangements. Accordingly, the elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law, regulation and exemptions, subject to the approval by the Board of Trustees. This change would also permit the Fund, subject to approval by the Board of Trustees, to adopt a "master-feeder" or "fund of funds" structure. Either type of arrangement might result in duplication of certain fees. The Fund has no current plans to adopt a "master-feeder" or "fund of funds" structure or to engage in significant purchases of shares of other investment companies.

o Commodities. As a matter of fundamental policy, "The Fund cannot buy or sell commodities or commodity contracts other than those hedging instruments which are considered commodities."

This policy prohibits the Fund from trading in physical commodities, and the Fund does not seek permission to trade physical commodities. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes unless they are hedging instruments.

The Manager proposes that this fundamental investment policy be deleted and replaced with a new policy that is also fundamental, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act of 1940. Although the Fund's current Prospectus contains disclosure regarding options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes, replacing this fundamental investment policy as described below will resolve any ambiguity as to whether the Fund may invest in those instruments. The new fundamental policy would read as follows:

      o The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

The use of derivative instruments requires special skills and knowledge and investment techniques that are different from what is required for normal portfolio management. In some cases, the Fund may buy a call option , a futures contract or a commodity-linked note for the purpose of increasing its exposure in a particular market segment, which may affect the the Fund's net asset values per share. Risks of commodity-linked notes include risk of loss of principal, risk of loss of interest, lack of a secondary market, volatility of the instrument, and counterparty risk.

o Hedging. The Fund has two fundamental investment policies that pertain to the use of hedging instruments, as follows:

o The Fund cannot engage in short sales or purchase securities on margin, however, the Fund may make margin deposits in connection with any of the hedging instruments it may use.

o The Fund cannot mortgage, pledge or hypothecate the Fund's assets; the escrow, collateral and margin arrangements involved with hedging instruments are not considered to involve a mortgage, hypothecation or pledge.

The Manager proposes that these two fundamental policies be amended to allow the Fund to enter into escrow, collateral and margin arrangements in connection not only with its hedging instruments, but also with any of its permitted investments.

These revised fundamental investment policies would read as follows:

o The Fund cannot engage in short sales or purchase securities on margin; however, the Fund may make margin deposits in connection with any of its other investments.

o The Fund cannot mortgage, pledge or hypothecate the Fund's assets; the escrow, collateral and margin arrangements involved with any of its investments are not considered to involve a mortgage, hypothecation or pledge.

o Borrowing. The Fund has a fundamental investment policy that it cannot borrow money. The Manager proposes that this fundamental investment policy be revised to give the Fund flexibility to borrow money in the event of an emergency. An emergency might be, for example, unanticipated redemptions which would require the sale of portfolio securities at a time or price disadvantageous to the Fund.

This revised fundamental investment policy would read as follows:

      o The Fund cannot borrow money, except for temporary, emergency purposes or under other unusual circumstances.

o Underwriting Securities. The Fund currently has a fundamental investment policy that, "The Fund cannot act as an underwriter of securities of other issuers." The Manager wishes to revise this policy to clearly state the exception to the underwriting prohibition that is permitted by the Investment Company Act of 1940. This revised fundamental policy would read as follows:

o The Fund cannot act as an underwriter of securities of other issuers, except in connection with sales of its portfolio securities.

Vote Required. An affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving this Proposal.

               APPROVAL OF CURRENT INVESTMENT ADVISORY AGREEMENT
                               (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated October 22, 1990 with the Manager (the "Agreement") which was most recently approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Manager, on December 17, 1996. Prior to January 5, 1996, the Manager was known as Oppenheimer Management Corporation. The Agreement was approved by shareholders of the Fund at a meeting held on October 1, 1990 because of the acquisition of the Manager by Massachusetts Mutual Life Insurance Company ("MassMutual") through a wholly-owned subsidiary, Oppenheimer Acquisition Corp. The Board of Trustees has determined to submit the Fund's current Investment Advisory Agreement for shareholder approval. A copy of the Agreement is included in this Proxy Statement as Exhibit A. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Agreement, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The management fee, computed daily and payable monthly under the Agreement to the Manager, is computed on the average annual net assets of the Fund at the following annual rates: 0.75% of the first $100 million of average annual net assets; 0.70% of the next $100 million; 0.65% of the next $100 million; 0.60% of the next $100 million; 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. During the fiscal year ended June 30, 1996, and the fiscal period ended August 31, 1996, the Fund paid the Manager a fee of $12,078,956 and $2,134,834, respectively, under the Agreement. The Manager also acts as investment adviser to other Oppenheimer funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains an expense limitation. Under the Agreement, the Manager guarantees that the total expenses of the Fund in any calendar year, including the management fee but exclusive of taxes, interest, brokerage commissions and extraordinary non-recurring expenses shall not exceed, and the Manager undertakes to pay or refund to the Fund any amount by which such expenses shall exceed, the aggregate of one and one-half percent of the first $30 million of the Fund's average annual net assets plus one percent of the Fund's average annual net assets in excess of $30 million. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. During the Fund's most recent fiscal year ended June 30, 1996, and its most recent fiscal period ended August 31, 1996 (the Fund has changed its fiscal year from June 30 to August 31), the Fund's expenses did not exceed the threshold set in the Investment Advisory Agreement.

So long as it shall have acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing contained in the Agreement shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Manager under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commissions are fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of

Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis, for which it was paid $2,688,008 and $570,503 by the Fund during its prior fiscal year ended June 30, 1996 and its fiscal period ended August 31, 1996, respectively.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of March 31, 1997, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 716,943 shares of Class B voting stock, and (iii) 1,353,873 shares of Class C non-voting stock. This collectively represented 86.2% of the outstanding common stock and 94.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 407,866 shares of the Class B voting stock, representing 8.3% of the outstanding common stock and 4.1% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 684,407 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Mr. Swain, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1995 to December 31, 1996, the only transactions by persons who serve as Directors of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800, Mr. Fossel who sold 117,838 shares of Class B OAC common stock to MassMutual for an aggregate of $15,133,735, Mr. Swain who surrendered to OAC 20,000 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment aggregating $2,267,780, and Mr. Freedman who surrendered to OAC 45,474 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment of $4,808,876. Mr. Freedman and Mr. Fossel no longer hold any OAC stock, stock appreciation rights or other financial interests in the Manager or any of its affiliates. Mr. Fossel, however, may be entitled to an additional payment to be made in 1997.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy, Tilghman G. Pitts III and Nancy Sperte, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Peter
M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Trustees. In connection with the annual review by the Board of Trustees in December 1996 to determine if the Investment Advisory Agreement should be approved and renewed, the Board and the Independent Trustees considered and reviewed materials prepared for this purpose by a consultant. The Board also considered materials provided by the Manager. As a result of its deliberations, the Board of Trustees including the Independent Trustees concluded to approve and renew the Agreement without amendment for an additional one year period.

The materials reviewed and considered by the Board included information on: the nature, quality and extent of services rendered by the Manager to the Fund; an analysis of the Fund's investment advisory fee, investment performance, expense ratios and expenses of the Fund as compared in each case to comparable mutual funds; the investment performance of other mutual funds for which the Manager acts as investment adviser; information on the portfolio manager for the Fund and his experience and qualifications; the profitability of the Manager from its investment advisory operations for the Fund and other mutual funds for which it or its affiliates are the investment adviser; the financial condition and resources of the Manager and its parent, OAC; the benefits which the Manager obtains from its relationship with the Fund; and economies of scale made available to the Fund by the Manager. The Board also considered the terms and conditions of the current Agreement, and considered alternatives to the use of the Manager.

The Board of Trustees including the Independent Trustees considered all of the above matters in reaching its decision to approve the Agreement and to renew it for an additional year. The Board did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board of Trustees also considered that the Manager has been the investment adviser for the Fund for a number of years and the Board has found the performance of the Manager pursuant to the Investment Advisory Agreement to be satisfactory.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund is required for approval of the

Agreement; the classes do not vote separately. The requirements for such "majority" are described in Proposal No. 2. The Board of Trustees recommends a vote in favor of approving the current Investment Advisory Agreement.

              APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                        AND SERVICE PLAN AND AGREEMENT
                               (Proposal No. 4)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on August 17, 1993. In connection with the initial public offering of those shares, the Fund adopted a Distribution and Service Plan dated June 22, 1993 for Class B shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class B shares, approved this Distribution and Service Plan for Class B shares of the Fund. At a meeting held June 22, 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved this Distribution and Service Plan.

At meetings of the Fund's Board of Trustees held February 25, 1997 and April 29, 1997, the Manager proposed the adoption of a new Class B Distribution and Service Plan and Agreement for Class B shares (the "Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend it for approval by Class B shareholders. A copy of this Distribution and Service Plan is attached as Exhibit C to this proxy statement.

Description of the Current and Proposed Distribution and Service Plans. Except as explained below, the terms of the current and proposed 12b-1 plans are substantially the same. Under both the proposed and current Distribution and Service Plans, the Fund makes payments to the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding no more than for six years, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

Both the proposed and current Distribution and Service Plans provide for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. The Dsitributor retains the service fee during the first year sahres are outstanding. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

Both the proposed and current Distribution and Service Plans also provide that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells the Fund's Class B shares and/opr paying such Recipients advance service fees, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions, and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The proposed Distribution and Service Plan will also provide that the Distributor may pay to the dealer on a quarterly basis the service fee and the asset-based sales charge payable on Class B shares in lieu of paying the sales commission of 3.75% and the advance of the service fee at the time of purchase. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan during the fiscal period ended June 30, 1996, and the fiscal period from July 1, 1996 through August 31, 1996, totalled $2,077,724 and $432,504, respectively (1.00% and 1.00% of the Fund's average net assets represented by Class B shares during those periods), of which $1,728,635 and $355,295 was retained by the Distributor and $34,064 and $6,798 was paid to an affiliated broker/dealer.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until October 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" under the Investment Company Act of the Fund's outstanding Class B shares. Both the proposed and current Distribution and Service Plans contain a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees. If the Class B shareholders do not approve this Proposal, the current Class B Distribution and Service Plan will remain in effect.

Additional Information. Both the proposed and current Distribution and Service Plans provide that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under either Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Under both Plans, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Proposed Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board, incuding the Independent Trustees, did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such Fund, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the proposed Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor at a flat rate for its distribution efforts rather than reimbursing it for its costs. While it was possible for the Fund's Class B 12b-1 payments to be reduced when limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) under a reimbursement-type plan, under normal circumstances this is unlikely. Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Payments under the proposed Distribution and Service Plan still remain subject to limits imposed on asset-based sales charges by the NASD.

The Board also recognized that current shareholders who purchased Class B shares may have reasonably expected to pay the asset-based sales charge for six years although they may also have reasonably expected that the Fund's payments would reimburse the Distributor within a reasonable time. The level of annual payments by the Fund under the Proposed Plan will not increase over the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares. The Board also recognized that Class B shares convert to Class A shares at the end of 6 years after their purchase.

A second difference in the Proposed Distribution and Service Plan over its predecessor is that the proposed Plan expressly provides that distribution and administrative support services may be rendered in connection with Class B shares acquired either in exchange for shares of other Oppenheimer funds or by reorganization with another fund. It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence. The Board determined that although these changes are less likely to have significance under a compensation-type
Plan, it should have the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made (similar to what the Board now receives under the Current Plan). The Distributor will provide more extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan may be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders as well as the Fund's other shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses might be higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Proposed Distribution and Service Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the proposed Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

              APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                        AND SERVICE PLAN AND AGREEMENT
                               (Proposal No. 5)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on November 5, 1995. In connection with the initial public offering of these shares, the Fund adopted a Distribution and Service Plan for Class C shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares, approved this Distribution and Service Plan for the Class C shares of the Fund. At a meeting held October 22, 1996, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved and renewed for an additional year the Distribution and Service Plan for Class C shares with non-material changes. On February 25, 1997, the Fund's Board reviewed its previous deliberations at the October 22, 1996 Board meeting and determined to submit the Distribution and Service Plan to Class C shareholders for approval. A copy of this Distribution and Service Plan for Class C shares (the "Distribution and Service Plan") is attached as Exhibit D to this proxy statement, and is hereby submitted to Class C shareholders for approval.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class C shares, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers, dealers, banks or other institutions, persons or entities ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions and advance service fee payments to any broker, dealer, bank or other person or entity that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, processing Class C share purchase and redemption transactions, and providing such other information in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. The Distributor may pay to the dealer on a quarterly basis the service fee and asset-based sales charge in lieu of paying the 0.75% sales commission and the advance of the service fee at the time of purchase. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.


The Distribution and Service Plan has the effect of increasing annual expenses of Class C shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class C Plan during the fiscal period ended June 30, 1996 and the fiscal period from July 1, 1996 through August 31, 1996 totalled $16,702 and $11,319 (1.00% and 1.00% of the Fund's average net assets represented by Class C shares during that period), of which $15,925 and $9,940 was retained by the Distributor and $15 and $10 was paid to an affiliated broker/dealer.

If the Class C shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until October 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to renew the Distribution and Service Plan and to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board, including the Independent Trsutees, did not single out any one factor or gruop of factors as being more important htan other factors, but considered such matters together in arriving at its decision. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan may be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses might be higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                       RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
May 1, 1997








proxy\300-697.pre

                                                                     Exhibit A

                         INVESTMENT ADVISORY AGREEMENT


      THIS AGREEMENT made as of the 22 day of October, 1990, by and between OPPENHEIMER EQUITY INCOME FUND (hereinafter the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter the "Manager"):

      WHEREAS,  the  Fund  is  an  open-end,   diversified   investment  company
registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and the Manager is a registered investment adviser;

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.  GENERAL PROVISION.

    The Fund hereby employs the Manager and the Manager hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act and in the Fund's By-Laws, or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus of the Fund in effect from time to time. The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultations with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2.  INVESTMENT MANAGEMENT.

    (a) The Manager shall, subject to the direction and control by the Fund's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "7" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Manager shall also conduct investigations and research in the securities field and furnish to the Fund's Board of Trustees statistical and other factual information and reports on industries, businesses or corporations, to assist the Manager and the Fund's Board of Trustees in furthering the investment policies of the Fund; and the Manager shall compile, for its use and that of the Fund, and furnish to the Fund's Board of Trustees, information and advice on economic and business trends, and render such other complete investment management services as may be necessary or appropriate to effectuate the investment of the resources of the Fund through the acquisition, holding and disposition of portfolio securities.

    (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "7" hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) So long as it shall have acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing herein contained shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (d) Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or performing management services for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, shareholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Manager of its duties and obligations under this Agreement, nor adversely affect the Fund.

3.  OTHER DUTIES OF THE MANAGER.

    The Manager shall, at its own expense, provide and supervise the activities of all executive, administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission, and the laws of any state, territory or possession of the United States or any foreign country; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders to be held at least annually; and the composition of such registration statements as may be required by federal securities laws and the laws of any state, territory or possession of the United States or any foreign country for continuous public sale of shares of the Fund. The Manager shall, at its own cost and expense, provide such officers for the Fund as the Fund's Board may request and shall also provide the Fund's Trustees, at their request, with adequate office space, and normal office equipment and secretarial assistance as may be necessary for them to perform their functions as such, and the Manager shall, at its own cost and expense, calculate the daily net asset value of the Fund's shares and maintain the Fund's general accounting books and records. The cost and expenses of the Manager set forth in this paragraph 3 do not include the transfer agent and other costs and expenses set forth in paragraph 4 following.

4.  ALLOCATION OF EXPENSES TO THE FUND.

    All other costs and expenses not expressly assumed by the Manager under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including but not limited to (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums on fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Trustees except as qualified further in this paragraph 4; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration of the "Funds shares for public sale under federal securities laws or the laws of any state, territory or possession of the United States or any foreign country; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) except as noted in paragraph 3 hereof, all other expenses incidental to holding any meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and the legal obligation or right which the Fund may have to indemnify its officers and Trustees with respect thereto unless the Fund has the right to recover said indemnity payments from the Manager. Any officers or employees of the Manager or any entity controlling, controlled by or under common control with the Manager who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation by the Fund for their services.

5.  LIMITATION OF FUND EXPENSES.

    Regardless of the provisions in the foregoing paragraph 4 hereof, the Manager guarantees that the total expenses of the Fund in any calendar year, including the compensation of the Manager as provided in paragraph 6 hereof but exclusive of taxes, interest, brokerage commissions and extraordinary non-recurring expenses shall not exceed, and the Manager undertakes to pay or refund to the Fund any amount by which such expenses shall exceed the aggregate of one and one-half percent of the first $30 million of the Fund's average annual net assets plus one percent of the Fund's average annual net assets in excess of $30 million.

6.  COMPENSATION OF THE MANAGER.

    The Fund agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the net asset value of the Fund as of the close of each business day and payable monthly at the following annual rates:

        .75% of the first $100 million of net assets; .70% of the next $100 million; .65% of the next $100 million; .60% of the next $100 million; .55% of the next $100 million; .50% of net assets in excess of $500 million.

7.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) The Manager will render all services for the Fund in connection with placing orders with brokers and dealers for the purchase, sale or trade of securities for the Fund's portfolio.

    (b) The Manager is authorized, in arranging the purchase and sale of the fund's portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers, as that term is defined in the Investment Company Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with provisions of subparagraph
(c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by the Manager of its investment management functions.

    (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (d) The Manager shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers (other than affiliated broker-dealers) qualified to obtain best execution of such transactions and who provide "brokerage and/or research services" (as such services are defined in Section 28 (e) (3) of the Securities Exchange Act of
1934) for the Fund and/or other accounts for which the Manager exercises "investment discretion" (as that term is defined in Section 3 (a) (35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Trustees were reasonable in relation to the benefits to the Fund.

    (e) The Manager shall have discretion in the interests of the Fund and when consistent with the then effective rules of the Commission and the National Association of Securities Dealers, Inc.,
to consider the sales of shares of the Fund and other Funds managed by the Manager and its affiliates as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In doing so, the portfolio transactions must be (i) consistent with obtaining the "best execution" of the Fund's portfolio transactions (as defined in subparagraph (b) of this paragraph), and (ii) the commissions paid to brokers selected wholly or partly on this basis do not exceed the commissions otherwise authorized by this Investment Advisory Agreement.

    (f) The Manager shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting, its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Trustees and the provisions of this paragraph 7.

    (g) Transactions with affiliated broker-dealers are required to conform to a number of restrictions and conditions: (1) affiliated broker-dealers may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by them are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions; and (2) if required by Section 11(a) of the Securities Exchange Act of 1934, affiliated broker-dealers may not receive compensation in connection with any portfolio transaction effected on a national securities exchange for the Fund if the affiliated broker-dealers are members of such exchange unless there is an effective separate written contract between the affiliated broker-dealers and the Fund expressly providing otherwise and which refers to said Section 11(a) and the rules promulgated thereunder and provides that any transactions executed on an exchange of which the affiliated broker-dealers are members must be executed on the floor of such exchange by a member which is not an "associated person" of the affiliated broker-dealers.

8.  DURATION.

    This Agreement will take effect on the date first set forth above and shall continue in effect until December 31, 1991, and thereafter, from year to year, unless earlier terminated by operation of law, so long as such continuance shall be approved annually by the Fund's Board of Trustees, including the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a majority of the outstanding, voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

9.  TERMINATION.

      This Agreement may be terminated (i) by the Manager at any time without penalty by giving sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

10. ASSIGNMENT OR AMENDMENT.

    This Agreement may not be amended or the rights of the Manager thereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the majority of the outstanding voting securities of the Fund; this Agreement shall automatically and immediately terminate in the event of its assignment.

11. DISCLAIMER OF SHAREHOLDER LIABILITY.

    The Manager understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

12. USE OF NAME "OPPENHEIMER".

    The Manager hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect the Manager's rights to the name "Oppenheimer" under applicable law, such license shall allow the Manager to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name. Such license may, upon termination of this Agreement, be terminated by the Manager, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used by the Manager in connection with any of its activities, or licensed by the Manager to any other party.

13. DEFINITIONS.

    The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act and other applicable laws.

                         OPPENHEIMER EQUITY INCOME FUND
ATTEST:

/s/ Sara L. Badler                        /s/ Robert G. Galli
_______________________             By:____________________________________
Sara L. Badler                            Robert G. Galli

                                    OPPENHEIMER MANAGEMENT
                                    CORPORATION
ATTEST:

/s/ Sara L. Badler                        /s/ Robert G. Galli
_______________________             By:____________________________________
Sara L. Badler                            Robert G. Galli

                                                                     Exhibit B

                              Approximate
                              Net Assets as
                              of 12/31/96    Advisory Fee Rate as % of
Name of Fund                  ($ Millions)   Average Annual Net Assets
------------                  ------------   -------------------------

Oppenheimer Total Return      $2,615.1       .75% of the first $100 million of average
  Fund, Inc.                                   annual net assets,
                                             .70% of the next $100 million,
Oppenheimer Equity Income     $2,678.3       .65% of the next $100 million,
    Fund                                     .60% of the next $100 million,
                                             .55% of the next $100 million, and
                                             .50% of average annual net assets in excess
                                             of $500 million

Oppenheimer Main Street       $6,809.1       .65% of the first $200 million of average
  Income & Growth Fund,                        annual net assets,
  a series of Oppenheimer                    .60% of the next $150 million,
  Main Street Funds, Inc.                    .55% of the next $150 million, and
                                             .45% of average annual net assets in excess
                                             of $500 million

Oppenheimer Growth & Income Fu$  46.9
   a series of Oppenheimer
   Variable Account Funds                    .75% of the first $200 million of
                                             average annual net assets,
Oppenheimer Multiple          $ 484.3        .72% of the next $200 million,
   Strategies Fund, a series of              .69% of the next $200 million,
   Oppenheimer Variable                      .66% of the next $200 million, and
      Account Funds                          .60% of average annual net assets in excess
                                             of $800 million
Oppenheimer Multiple Strategie$ 308.6

                                                                     Exhibit C

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     With

                      OppenheimerFunds Distributor, Inc.

                             For Class B Shares of

                        Oppenheimer Equity Income  Fund

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of __________, 1997, by and between Oppenheimer Equity Income Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

      (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments for Distribution Assistance and Administrative Support Services.

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution assistance services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (1) by purchase, (2) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

             (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(ii) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for no more than six years (the "Maximum Holding Period"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

            The distribution assistance to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and\or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

      (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In consideration of the administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, the Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter.
 In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

            The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

      (ii) Distribution Assistance Fees: (Asset-Based Sales Charge) Payments. In its sole discretion and irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor may make distribution service fee payments to a Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.075% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for no more than six years and for any minimum period that the Distributor may establish. Such payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

            The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      (c) A majority of the Independent Trustees may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease (the "Maximum Holding Period"), any Minimum Holding Period or any Minimum Qualified Holdings. The Distributor shall notify all Recipients of any Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.
      (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under of the NASD Conduct Rules.

      (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset- Based Sales Charge payments or from the proceeds of its borrowings.

     (f) Recipients are intended to have certain rights as third-party beneficiaries under this

Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion, a majority of the Fund's Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, where upon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding Class B voting shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at meetings called on February 25, 1997 and April 29, 1997, for the purpose of voting on this Plan, and shall take effect after being approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated February 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect until October 31, 1997 and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

       This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                         Oppenheimer Equity Income Fund

                         By:
                            ---------------------------------------------


                         OppenheimerFunds Distributor, Inc.

                         By:
                            --------------------------------------------

                                                                     Exhibit D

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                             For Class C Shares of

                        Oppenheimer Equity Income Fund


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of ______, 1997, by and between Oppenheimer Equity Income Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

     (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments for Distribution Assistance and Administrative Support Services.

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

            (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

      The distribution assistance services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor  who support  distribution of Shares by Recipients;
(iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

            (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

      In consideration of the services provided by Recipients, the Distributor shall make the following payments to Recipients:

            (i) Service Fee. In consideration of administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

      Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (A) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (B) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

       The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

            (ii)   Distribution   Assistance  Fee  (Asset-Based   Sales  Charge)
Payments. Irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor shall make distribution service fee payments to each Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. Alternatively, at its sole option, the Distributor may make distribution assistance fee payments to a Recipient quarterly, at the rate described above, on Shares constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers without regard to the 1-year holding period described above. Such payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

      The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      (c) A majority of the Independent Trustees may at any time or from time to time (i) increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or (ii) direct the Distributor to increase or decrease any Minimum Holding Period, any maximum period set by a majority of the Independent Trustees during which fees will be paid on Shares constituting Qualified Holdings owned beneficially or of record by a Recipient or by its Customers (the "Maximum Holding Period") or Minimum Qualified Holdings. The Distributor shall notify all Recipients of any
Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty
(30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a supplement or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

     (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset- Based Sales Charge payments or from the proceeds of its borrowings.

      (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. If either the Distributor or the Board believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as a Recipient under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion a majority of the Fund's Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting Class C shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940
Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on February 25, 1997, for the purpose of voting on this Plan, and shall take effect as of the date first set forth above, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated August 4, 1997. Unless terminated as hereinafter provided, it shall continue in effect until October 31, 1997 and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class C Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.


      This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                              Oppenheimer Equity Income Fund

                              By:
                                   -----------------------------------

                              OppenheimerFunds Distributor, Inc.

                              By:
                                    ----------------------------------